UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 29, 2016

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On February 29, 2016, Marathon Oil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 145,000,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), at a price to the public of $7.65 per share, less underwriting discounts and commissions, in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 filed on February 28, 2014 (File No. 333-194226) (the “Registration Statement”), as supplemented by a prospectus supplement, dated February 29, 2016, relating to the Offering. The Company granted the Underwriters a 30-day option (the “Option”) to purchase up to 21,750,000 additional shares of Common Stock on the same terms. On March 4, 2016, the Underwriters exercised the Option in full. The Offering, including the issuance and sale of the additional shares under the Option, closed on March 4, 2016.
The Underwriting Agreement includes customary representations, warranties, covenants and agreements, including an agreement by the Company to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Relationships
Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they may receive customary fees and expenses. In particular, affiliates of the Underwriters are parties to and lenders under the Company’s credit facility.

9.01. Financial Statements and Exhibits

1.1	Underwriting Agreement, dated February 29, 2016, by and between Marathon Oil Corporation and Morgan Stanley & Co. LLC, as the representative of the several underwriters named therein.

5.1	Opinion Letter of Locke Lord LLP regarding the validity of the common stock.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

March 4, 2016	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

1.1	Underwriting Agreement, dated February 29, 2016, by and between Marathon Oil Corporation and Morgan Stanley & Co. LLC, as the representative of the several underwriters named therein.

5.1	Opinion Letter of Locke Lord LLP regarding the validity of the common stock.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).